SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 4, 1999

                              CHS ELECTRONICS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         0-24244                                          87-0435376
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

         CHS ELECTRONICS, INC.
         2000 N.W. 84TH AVENUE
            MIAMI, FLORIDA                                  33122
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 908-7200

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  CHS Electronics (the "Company") conducts operations in Spain through a number of subsidiaries, one of which is Memory Set S.A. ("Memory Set"), which it agreed to purchase in July 1998. The Company is in default under the purchase agreement because the Company has not paid the balance of the purchase price of approximately $74.4 million. The Company believes the unpaid balance of the purchase price represents approximately 91.5% of Memory Set and the amounts already paid represent approximately 8.5%. The Company agreed to submit to arbitration the issue of the portion of Memory Set which the Company will retain as a result of the cancellation of its purchase agreement for Memory Set. The Company may cure its default under the purchase agreement by paying the balance of the purchase price at any point prior to completion of the arbitration. During the first six months of 1999, revenues attributable to Memory Set were $122.8 million. The Company will record an estimated loss of $20.0 million on the transfer and will treat its ongoing interest in Memory Set under the cost method of accounting.

                  In addition, on October 4, 1999, the Company conveyed 80% of the shares of Arena Bilgisayar Sanayi Ve Ticaret A.S. and Armada Bilgisayar A.S., the Company's subsidiaries operating in Turkey, to the original owners in exchange for a release of the Company's obligation to pay the balance of the purchase price of approximately $42.7 million. The sellers granted the Company an option to reacquire those interests at any time prior to October 4, 2000 or a 60-day period after the Company receives new cash investments of at least $200 million. The Company also conveyed all of its interest in ARC Espana Cartera, S.A., another subsidiary operating in Spain, to the original owners in exchange for a release of the Company's obligation to pay the balance of the purchase price of approximately $29.3 million. During the first six months of 1999, the revenues attributable to these three subsidiaries totaled approximately $141.6 million. The Company will realize an aggregate loss on the sale of these three subsidiaries of approximately $27.6 million.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (b)     Pro Forma

                  The unaudited pro forma condensed consolidated financial statements of CHS Electronics, Inc. for the indicated periods are attached hereto as Attachment 7(b) and are incorporated herein by this reference.

         (c)      Exhibits

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHS ELECTRONICS, INC.

Date: October 19, 1999        By: /S/ CRAIG TOLL
                                 ----------------------------------------------
                                      Craig Toll
                                      Chief Financial Officer and Treasurer

                                                                 ATTACHMENT 7(B)

CHS ELECTRONICS, INC.
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share data)

                                                                                       JUNE 30, 1999
                                                                                                       PRO FORMA
                                                       CONSOLIDATED       MEMORY SET      OTHERS      ADJUSTMENTS        PRO FORMA
                                                        (UNAUDITED)      (UNAUDITED)    (UNAUDITED)   (UNAUDITED)       (UNAUDITED)
                      ASSETS
CURRENT ASSETS:
   Cash                                                  $   133,247    $      (861)   $    (5,589)   $        --       $   126,797
   Accounts receivable:
    Trade, less allowance for doubtful accounts
     of $53,260                                            1,116,909        (41,669)       (23,584)            --         1,051,656
    Affiliates                                                 7,228             --             --             --             7,228
                                                         -----------    -----------    -----------    -----------       -----------
                                                           1,124,137        (41,669)       (23,584)            --         1,058,884

   Inventories                                               661,889        (16,398)       (21,433)            --           624,058
   Prepaid expenses and other current assets                  90,631           (351)        (3,778)            --            86,502
                                                         -----------    -----------    -----------    -----------       -----------
          TOTAL CURRENT ASSETS                             2,009,904        (59,279)       (54,384)            --         1,896,241

PROPERTY AND EQUIPMENT, NET                                  120,107           (457)        (3,849)            --           115,801
COST IN EXCESS OF ASSETS ACQUIRED, NET                       844,545             --             --       (140,554)(a)       703,991
OTHER ASSETS                                                  63,365             (5)          (417)            --            62,943
                                                         -----------    -----------    -----------    -----------       -----------
                                                         $ 3,037,921    $   (59,741)   $   (58,650)   $  (140,554)      $ 2,778,976
                                                         ===========    ===========    ===========    ===========       ===========
    LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Notes payable                                         $   517,579    $   (17,755)   $    (4,467)   $        --       $   495,357
   Accounts payable, trade                                   919,039        (13,665)       (24,975)            --           880,399
   Accrued liabilities                                       106,403           (405)        (5,477)         6,066 (b)       106,587
   Amounts due to sellers under acquisition agreements       299,003             --             --       (146,462)(c)       152,541
   Income taxes payable                                        3,980         (4,196)          (312)            --              (528)
                                                         -----------    -----------    -----------    -----------       -----------
          TOTAL CURRENT LIABILITIES                        1,846,004        (36,021)       (35,231)      (140,396)        1,634,356

LONG TERM DEBT                                               459,776            (26)        (2,182)            --           457,568
MINORITY INTEREST                                             10,607             --             --             --            10,607

SHAREHOLDERS' EQUITY:
   Preferred stock, authorized 5,000,000 shares;
    0 shares outstanding                                          --             --             --             --                --
   Common stock, authorized 100,000,000 shares at
    $.001 par value; 58,099,461 shares outstanding                58             --         (3,399)         3,399 (d)            58
   Additional paid-in capital                                747,936        (13,651)        (6,350)        20,001 (d)       747,936
   Retained earnings                                          21,872        (12,488)       (11,554)       (23,558)(e)       (25,728)
   Accumulated other comprehensive income                    (48,332)         2,445             66             --           (45,821)
                                                         -----------    -----------    -----------    -----------       -----------
          TOTAL SHAREHOLDERS' EQUITY                         721,534        (23,694)       (21,237)          (158)          676,445
                                                         -----------    -----------    -----------    -----------       -----------
                                                         $ 3,037,921    $   (59,741)   $   (58,650)   $  (140,554)      $ 2,778,976
                                                         ===========    ===========    ===========    ===========       ===========

CHS ELECTRONICS, INC.
PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share data)

                                                                     SIX MONTHS ENDED JUNE 30, 1999
                                                                                              PRO-FORMA
                                              CONSOLIDATED    MEMORY SET       OTHERS        ADJUSTMENTS         PRO-FORMA
                                              (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     (UNAUDITED)        (UNAUDITED)

Net sales                                    $  4,813,346    $   (122,806)   $   (141,627)   $         --       $  4,548,913

Cost of goods sold                              4,542,936        (109,542)       (127,145)             --          4,306,249
                                             ------------    ------------    ------------    ------------       ------------
   Gross profit                                   270,410         (13,264)        (14,482)             --            242,664

Operating expenses:
   Selling, general & administrative              308,116          (1,737)         (6,887)         (1,228)(a)        298,264
   Restructuring & asset impairment                13,962              --              --              --             13,962
                                             ------------    ------------    ------------    ------------       ------------
                                                  322,078          (1,737)         (6,887)         (1,228)           312,226
                                             ------------    ------------    ------------    ------------       ------------
   Operating income (loss)                        (51,668)        (11,527)         (7,595)          1,228            (69,562)

Other (income) expenses:
   Interest income                                (10,593)            189             286              --            (10,118)
   Interest expense                                51,920            (332)           (578)             --             51,010
   Foreign currency (gain) loss                     1,780            (101)         (3,524)             --             (1,845)
                                             ------------    ------------    ------------    ------------       ------------
                                                   43,107            (244)         (3,816)             --             39,047
                                             ------------    ------------    ------------    ------------       ------------
   Earnings (loss) before income taxes and
    minority interest in subsidiaries             (94,775)        (11,283)         (3,779)          1,228           (108,609)

Income taxes (benefit)                             (5,995)         (3,949)           (284)             --            (10,228)
Minority interest in subsidiaries                     141              --              (4)             --                137
                                             ------------    ------------    ------------    ------------       ------------
   Net earnings (loss)                       $    (88,921)   $     (7,334)   $     (3,491)   $      1,228       $    (98,518)
                                             ============    ============    ============    ============       ============
Net earnings (loss) per common share:
            Basic                            $      (1.57)                                                      $      (1.73)
                                             ============                                                       ============
            Diluted                          $      (1.57)                                                      $      (1.73)
                                             ============                                                       ============
Weighted average shares:
            Basic                              56,819,441                                                         56,819,441
                                             ============                                                       ============
            Diluted                            56,819,441                                                         56,819,441
                                             ============                                                       ============

CHS ELECTRONICS, INC.
PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share data)

                                                              YEAR ENDED DECEMBER 31, 1998
                                                                                         PRO-FORMA
                                         CONSOLIDATED     MEMORY SET       OTHERS       ADJUSTMENTS          PRO-FORMA
                                                         (UNAUDITED)    (UNAUDITED)     (UNAUDITED)         (UNAUDITED)

Net sales                               $  8,545,773    $    (94,024)   $   (216,072)   $         --       $  8,235,677

Cost of goods sold                         7,983,736         (84,318)       (195,225)             --          7,704,193
                                        ------------    ------------    ------------    ------------       ------------
   Gross profit                              562,037          (9,706)        (20,847)             --            531,484

Operating expenses                           428,335          (1,727)         (8,672)         (1,361)(a)        416,575
                                        ------------    ------------    ------------    ------------       ------------
   Operating income                          133,702          (7,979)        (12,175)          1,361            114,909

Other (income) expenses:
   Interest income                           (16,581)            186           1,219              --            (15,176)
   Interest expense                           71,373            (243)           (453)             --             70,677
   Foreign currency (gain) loss                5,232               7          (3,131)             --              2,108
                                        ------------    ------------    ------------    ------------       ------------
                                              60,024             (50)         (2,365)             --             57,609
                                        ------------    ------------    ------------    ------------       ------------
   Earnings before income taxes and
    minority interest in subsidiaries         73,678          (7,929)         (9,810)          1,361             57,300

Income taxes                                  23,871          (2,775)         (1,733)             --             19,363
Minority interest in subsidiaries              4,129              --             (14)             --              4,115
                                        ------------    ------------    ------------    ------------       ------------
   Net earnings                         $     45,678    $     (5,154)   $     (8,063)   $      1,361       $     33,822
                                        ============    ============    ============    ============       ============
Net earnings per common share:
            Basic                       $       0.88                                                       $       0.66
                                        ============                                                       ============
            Diluted                     $       0.82                                                       $       0.61
                                        ============                                                       ============
Weighted average shares:
            Basic                         51,616,109                                                         51,616,109
                                        ============                                                       ============
            Diluted                       55,917,007                                                         55,917,007
                                        ============                                                       ============

PRO FORMA ADJUSTMENTS

The preceding Pro-Forma Balance Sheets and Statements of Operations reflect the disposition of Memory Set and three other entities as if they had occurred on June 30, 1999 for the Balance Sheet and at the beginning of the respective periods for the Statements of Operations.

BALANCE SHEET

a. To record for the write-off of the goodwill related to the entities disposed of.

b. To record additional costs to be incurred to complete the transactions.

c. To reduce the amounts due to sellers related to the entities disposed of.

d. To restore common stock and additional paid-in capital removed.

e. To restore retained earnings removed of $24,042,000 and reflect the loss on the transactions of $47,600,000.

STATEMENTS OF OPERATIONS

a. Represents add back of goodwill expense amortization for the period.